SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C.  20549

                         FORM 8-K

                      CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

                    ___________________



  Date of Report (Date of earliest event reported) December 6, 2001
                         BICO, INC.
  (Exact name of registrant as specified in its charter)


  Pennsylvania                    0-10822                    25-1229323
(State of other jurisdiction  (Commission File Number)     (IRS Employer
   of incorporation)                                       Identification No.)


    2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
    (Address of principal executive offices)                  (Zip Code)


 Registrant's telephone number, including area code (412) 429-0673

     _______________________________________________________
   (Former name or former address, if changes since last report.)




Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          ViaCirq, Inc., a subsidiary of BICO, Inc., has signed a three-year use agreement worth in excess of $200,000 with Sharp Memorial Hospital in San
          Diego, CA to utilize the Thermochem HT System and related treatment accessory kits to deliver intraperitoneal hyperthermia (IPH).

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               - Not Applicable.
          (b)  Pro Forma Financial Information
               - Not Applicable.
          (c)  Exhibits - Press Release.

                        SIGNATURES

     Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BICO, INC.

                                   by /s/ Fred E. Cooper
                                          Fred E. Cooper, CEO
DATED:  December 6, 2001



    BICO SUBSIDIARY VIACIRQ CONTRACT BRINGS THERMOCHEM
              TO PREMIERE WEST COAST HOSPITAL

Pittsburgh, PA - December 6, 2001 - ViaCirq, a subsidiary of BICO, Inc. (OTCBB:BIKO), has signed a three-year use agreement worth in excess of $200,000 with Sharp Memorial
Hospital in San Diego, CA to utilize the ThermoChem HT
System and related treatment accessory kits to deliver intraperitoneal hyperthermia (IPH).

     Surgeons at Sharp Memorial Hospital are using IPH as an adjunctive therapy with surgery and chemotherapy to treat patients with ovarian and gastrointestinal tract cancers, sarcoma and melanoma that have spread to the lining of the abdomen. The ThermoChem System is used to circulate a heated sterile solution at a target temperature of up to 43.0 C (109.4 F) throughout the abdominal cavity as part of the surgical procedure. Studies have shown that cancer cells are heat sensitive, which increases the efficacy of the treatment. In addition, studies have shown this procedure, combined with tumor removal, has improved survival and quality of life for patients who would otherwise have few if any options.

     "We are pleased that Sharp Memorial Hospital has incorporated the ThermoChem device that utilizes IPH into their surgical oncology program," said ViaCirq President
Glenn Keeling.

     Sharp Memorial Hospital, which opened in 1955, is the largest hospital of Sharp HealthCare, San Diego's most comprehensive health care delivery system. The hospital is especially known for outstanding programs in cardiac care, cancer treatment, pulmonary care services, rehabilitation, women's health and multi-organ transplantation. Sharp
Memorial also offers extensive outpatient services and prevention programs in support of Sharp's overall emphasis on health and wellness.

     BICO, Inc. has its corporate offices in Pittsburgh and is involved in the development and manufacture of biomedical devices and environmental solutions. BICO's subsidiary, ViaCirq, Inc., also located in Pittsburgh, PA, is committed to developing, manufacturing and marketing leading-edge hyperthermia products and services of the highest quality and value.

FOR FURTHER INFORMATION, CONTACT:
Investors                             Media
Diane McQuaide                        Susan Taylor
1.412.429.0673 phone                  1.412.429.0673 phone
1.412.279.9690 fax                    1.412.279.5041 fax
INVESTOR RELATIONS NEWSLINE NUMBER: 1.800.357.6204 www.bico.com www.viacirq.com